SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549


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                             FORM 8-K

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                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): February 28,
1997

         The Interpublic Group of Companies, Inc.
        (Exact Name of Registrant as Specified in Charter)

  Delaware                    1-6686              13-1024020
(State or other             (Commission         (IRS Employer
 Jurisdiction               File Number)        Identification
of incorporation)                                   Number)


   1271 Avenue of the Americas, New York, New York        10020
  (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code (212) 399-8000


________________________________________________________________
  (Former Name or Former Address, if Changed Since Last Report)

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Item 9.   Sales of Equity Securities Pursuant to Regulation S.

          On February 28, 1997, The Interpublic Group of Companies, Inc. ("Interpublic") sold 18,468 shares of its common stock, par value $.10 (the "Shares"), to three Swiss individuals and one German individual (the "Purchasers") as a portion, valued at Swiss Francs 1,364,880 out of a total purchase price of Swiss Francs 3,686,919, for 71% of the issued and outstanding shares of capital stock of Schmidlin & Partner, a Swiss company. The remainder of the purchase price was paid in cash.

      No underwriter or placement agent was used in connection with the sale of the Shares.

     The transaction was effected in an "offshore transaction" and in accordance with the "offering restrictions" and "no directed selling efforts" requirements of Rule 903(c)(2) of Regulation S under the Securities Act of 1933.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE INTERPUBLIC GROUP OF
                                   COMPANIES, INC.




Date: March 10, 1997                    By:    NICHOLAS J. CAMERA
                                          Vice President,
                                          General Counsel and
                                          Secretary


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